                                                                   EXHIBIT 10.66


                          $225,000,000

                        CREDIT AGREEMENT

                           dated as of

                         August 31, 1994

                              among

         MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION,

                           MBIA INC.,

                     The Banks Listed Herein

                               and

                WACHOVIA BANK OF GEORGIA, N. A.,

                            as Agent

                       TABLE OF CONTENTS
                        CREDIT AGREEMENT


                            ARTICLE I

                           DEFINITIONS


 SECTION 1.01. Definitions . . . . . . . . . . . . .  1
               -----------
 SECTION 1.02. Accounting Terms and Determinations .  9
               -----------------------------------
 SECTION 1.03. Use of Defined Terms. . . . . . . . . 10
               --------------------
 SECTION 1.04. Terminology . . . . . . . . . . . . . 10
               -----------
 SECTION 1.05. References. . . . . . . . . . . . . . 10
               ----------

                           ARTICLE II
                           THE CREDITS

 SECTION 2.01. Commitments to Make Syndicated Loans. 10
               ------------------------------------
 SECTION 2.02. Method of Borrowing Syndicated Loans. 10
               ------------------------------------
 SECTION 2.03. Money Market Loans. . . . . . . . . . 12
               ------------------
 SECTION 2.04. Notes . . . . . . . . . . . . . . . . 16
               -----
 SECTION 2.05. Maturity of Loans . . . . . . . . . . 16
               -----------------
 SECTION 2.06. Interest Rates. . . . . . . . . . . . 17
               --------------
 SECTION 2.07. Fees. . . . . . . . . . . . . . . . . 19
               ----
 SECTION 2.08. Optional Termination or Reduction
               ---------------------------------
               of Commitments. . . . . . . . . . . . 19
               --------------
 SECTION 2.09. Termination of Commitments. . . . . . 20
               --------------------------

 SECTION 2.10. Optional Prepayments. . . . . . . . . 20
               --------------------
 SECTION 2.11. Mandatory Prepayments . . . . . . . . 20
               ---------------------
 SECTION 2.12. General Provisions as to Payments . . 20
               ---------------------------------
 SECTION 2.13. Computation of Interest and Fees. . . 23
               --------------------------------

                           ARTICLE III

                    CONDITIONS TO BORROWINGS

 SECTION 3.01. Conditions to Closing . . . . . . . . 23
               ---------------------
 SECTION 3.02. Conditions to All Borrowings. . . . . 24
               ----------------------------

                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

 SECTION 4.01. Corporate Existence and Power . . . . 25
               -----------------------------
 SECTION 4.02. Corporate and Governmental
               --------------------------
               Authorization; No Contravention . . . 25
               -------------------------------
 SECTION 4.03. Binding Effect. . . . . . . . . . . . 26
               --------------
 SECTION 4.04. Financial Information . . . . . . . . 26
               ---------------------
 SECTION 4.05. Litigation. . . . . . . . . . . . . . 26
               ----------
 SECTION 4.06. Compliance with ERISA . . . . . . . . 26
               ---------------------
 SECTION 4.07. Taxes . . . . . . . . . . . . . . . . 26
               -----
 SECTION 4.08. Subsidiaries. . . . . . . . . . . . . 27
               ------------
 SECTION 4.09. Not an Investment Company . . . . . . 27
               -------------------------
 SECTION 4.10  Public Utility Holding Company Act. . 27
               ----------------------------------
 SECTION 4.11. Ownership of Property; Liens. . . . . 27
               ----------------------------

 SECTION 4.12. No Default. . . . . . . . . . . . . . 27
               ----------
 SECTION 4.13. Full Disclosure . . . . . . . . . . . 27
               ---------------
 SECTION 4.14. Compliance with Laws. . . . . . . . . 28
               --------------------
 SECTION 4.15. Capital Stock . . . . . . . . . . . . 28
               -------------
 SECTION 4.16. Margin Stock. . . . . . . . . . . . . 28
               ------------
 SECTION 4.17. Insolvency. . . . . . . . . . . . . . 28
               ----------

                            ARTICLE V

                            COVENANTS

 SECTION 5.01. Information . . . . . . . . . . . . . 28
               -----------
 SECTION 5.02. Inspection of Property, Books
               ----------------------------
               and Records . . . . . . . . . . . . . 30
               -----------
 SECTION 5.03. Negative Pledge . . . . . . . . . . . 31
               ---------------
 SECTION 5.04. Maintenance of Existence. . . . . . . 31
               ------------------------
 SECTION 5.05. Dissolution . . . . . . . . . . . . . 31
               -----------
 SECTION 5.06. Consolidations, Mergers and Sales
               --------------------------------
               of Assets. . . . . . . . . . . .. . . 31
               ---------
 SECTION 5.07. Use of Proceeds . . . . . . . . . . . 32
               ---------------
 SECTION 5.08. Compliance with Laws; Payment
               -----------------------------
               of Taxes. . . . . . . . . . . . . . . 32
               --------
 SECTION 5.09. Insurance . . . . . . . . . . . . . . 32
               ---------
 SECTION 5.10. Change in Fiscal Year . . . . . . . . 32
               ---------------------
 SECTION 5.11. Maintenance of Property . . . . . . . 32
               -----------------------
 SECTION 5.12. Transactions with Affiliates. . . . . 32
               ----------------------------

                           ARTICLE VI
                            DEFAULTS

 SECTION 6.01. Events of Default . . . . . . . . . . 33
               -----------------
 SECTION 6.02. Notice of Default . . . . . . . . . . 36
               -----------------

                           ARTICLE VII

                            THE AGENT

 SECTION 7.01. Appointment, Powers and Immunities. . 36
               ----------------------------------
 SECTION 7.02. Reliance by Agent . . . . . . . . . . 36
               -----------------
 SECTION 7.03. Defaults  . . . . . . . . . . . . . . 37
               --------
 SECTION 7.04. Rights of Agent as a Bank . . . . . . 37
               -------------------------
 SECTION 7.05. Indemnification . . . . . . . . . . . 37
               ---------------
 SECTION 7.06. CONSEQUENTIAL DAMAGES . . . . . . . . 38
               ---------------------
 SECTION 7.07. Payee of Note Treated as Owner
               ------------------------------
 SECTION 7.08. Non-Reliance on Agent and
               -------------------------
               Other Banks . . . . . . . . . . . . . 38
               -----------
 SECTION 7.09. Failure to Act. . . . . . . . . . . . 38
               --------------
 SECTION 7.10. Resignation or Removal of Agent . . . 39
               -------------------------------

                          ARTICLE VIII

              CHANGE IN CIRCUMSTANCES; COMPENSATION

 SECTION 8.01. Basis for Determining Interest Rate
               -----------------------------------
               Inadequate or Unfair. . . . . . . . . 39
               --------------------
 SECTION 8.02. Illegality. . . . . . . . . . . . . . 40
               ----------
 SECTION 8.03. Increased Cost and Reduced Return . . 40
               ---------------------------------

 SECTION 8.04. Base Rate Loans Substituted for
               -------------------------------
               Affected Euro-Dollar Loans. . . . . . 42
               --------------------------
 SECTION 8.05. Compensation. . . . . . . . . . . . . 42
               ------------
 SECTION 8.07. Replacement of Bank . . . . . . . . . 43
               -------------------

                           ARTICLE IX

                          MISCELLANEOUS

 SECTION 9.01. Notices . . . . . . . . . . . . . . . 44
               -------
 SECTION 9.02. No Waivers. . . . . . . . . . . . . . 44
               ----------
 SECTION 9.03. Expenses; Documentary Taxes;
               ----------------------------
               Indemnification. . . . . . . . . . .  44
               ---------------
 SECTION 9.04. Setoffs; Sharing of Counterclaims . . 45
               ---------------------------------
 SECTION 9.05. Amendments and Waivers. . . . . . . . 45
               ----------------------
 SECTION 9.06. Margin Stock Collateral . . . . . . . 46
               -----------------------
 SECTION 9.07. Successors and Assigns. . . . . . . . 46
               ----------------------
 SECTION 9.08. Confidentiality . . . . . . . . . . . 48
               ---------------
 SECTION 9.09. Representation by Banks . . . . . . . 49
               -----------------------
 SECTION 9.10. Obligations Several . . . . . . . . . 49
               -------------------
 SECTION 9.11. Survival of Certain Obligations . . . 49
               -------------------------------
 SECTION 9.12. Georgia Law . . . . . . . . . . . . . 49
               -----------
 SECTION 9.13. Severability. . . . . . . . . . . . . 49
               ------------
 SECTION 9.14. Interest. . . . . . . . . . . . . . . 50
               --------
 SECTION 9.15. Interpretation. . . . . . . . . . . . 50
               --------------
 SECTION 9.16. Consent to Jurisdiction . . . . . . . 50
               -----------------------

 SECTION 9.17. Counterparts. . . . . . . . . . . . . 50
               ------------
 SECTION 9.18. Joint and Several Liability . . . . . 50
               ---------------------------
 EXHIBIT A   Form of Syndicated Note
 EXHIBIT B   Form of Money Market Note

 EXHIBIT C   Form of Opinion of Counsel for the Borrower

 EXHIBIT D   Form of Opinion of Special Counsel for the Agent

 EXHIBIT E   Form of Money Market Quote Request

 EXHIBIT F   Form of Money Market Quote

 EXHIBIT G   Form of Closing Certificate

 EXHIBIT H   Form of Secretary's Certificate

 EXHIBIT I   Form of Assignment and Acceptance

 EXHIBIT J   Form of Notice of Borrowing

 EXHIBIT K-1 Form of Foreign Bank's Foreign Counsel Enforceability Opinion

 EXHIBIT K-2 Form of Foreign Bank's U.S Branch U.S. Counsel Enforceability
             Opinion

 EXHIBIT L   Form of Domestic Bank Counsel Opinion

                           CREDIT AGREEMENT

           AGREEMENT dated as of August 31, 1994 among MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION, MBIA INC., the BANKS listed on the signature pages hereof and WACHOVIA BANK OF GEORGIA, N.A., as Agent and as a Bank.

           The parties hereto agree as follows:

                             ARTICLE I

                            DEFINITIONS

           SECTION 1.01. Definitions. The terms as defined in this Section 1.01
                         -----------
 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
 Section 2.06(c).



          "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           "Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

           "Agent's Letter Agreement" means that certain letter agreement, dated as of July 13, 1994, between the Borrowers and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrowers to the Agent, together with all amendments and modifications thereto (including, without limitation, that certain side letter dated July 13, 1994 between the Borrowers and the Agent).

           "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

           "Applicable Margin" has the meaning set forth in Section 2.06(a).

           "Assignee" has the meaning set forth in Section 9.07(c).

           "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.07(c) in the form attached hereto as
 Exhibit I.

           "Authority" has the meaning set forth in Section 8.02.

           "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

           "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

          "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.

          "Borrowers" and "Borrower" mean Municipal Bond Investors Assurance Corporation, a New York stock insurance corporation, MBIA Inc., a Connecticut corporation, and their respective successors and permitted assigns, either collectively or individually, as the context shall require.

          "Borrowing" means a borrowing hereunder consisting of Loans made to any Borrower by, (i) in the case of a Syndicated Borrowing, the Banks, or (ii) in the case of a Money Market Borrowing, one or more of the Banks, in each case pursuant to Article II. A Borrowing is a "Syndicated Borrowing" if such Loans are Syndicated Loans or a "Money Market Borrowing" if such Loans are Money Market Loans. A Borrowing is a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans.

           "Capital Stock" means any nonredeemable capital stock of the Borrowers or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrowers), whether common or preferred.

          "Change of Law" shall have the meaning set forth in Section 8.02.

          "Closing Certificate" has the meaning set forth in Section 3.01(e).

          "Closing Date" means August 31, 1994.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

          "Commitment Fee Payment Date" means each March 31, June 30, September 30 and December 31.

          "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrowers in their consolidated financial statements as of such date.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with either of the Borrowers, are treated as a single employer under Section 414 of the Code.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
 (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person, provided that in the case of Municipal Bond Investors Assurance Corporation the calculation of Debt shall not include Debt of others guaranteed by Municipal Bond Investors Assurance Corporation in the ordinary course of its business.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

          "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

          "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

          "Dollars" or "$" means dollars in lawful currency of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia or New York are authorized or required by law to close.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.06(c).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Extension Date" means that date which is 365 days after the Closing Date and each time the Termination Date is extended as provided herein, the Extension Date shall be extended for a corresponding 365 day period; provided, that if an Extension Date would otherwise be on a day which is not a Domestic Business Day such Extension Date shall be extended to the next succeeding Domestic Business Day.

           "Facility Fee Payment Date" means each March 31, June 30, September 30 and December 31.

           "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher l/lOOth of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions as determined by the Agent.

           "Fiscal Quarter" means any fiscal quarter of the Borrowers.

           "Fiscal Year" means any fiscal year of the Borrowers.

           "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

           "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term
                                                        --------
 Guarantee shall not include: (i) endorsements for collection or deposit in the ordinary course of business; and (ii) in the case of Municipal Bond Investors Assurance Corporation, Debt of others guaranteed by Municipal Bond Investors Assurance Corporation in the ordinary course of its business. The term "Guarantee" used as a verb has a corresponding meaning.

           "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as a Borrower may elect in the applicable Notice of Borrowing; provided that:
 --------

               (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

               (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

 (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:
                                                       --------

               (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

               (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

 (3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending 7 to 180 days thereafter, as a Borrower may indicate in the applicable Money Market Quote Request; provided that:
                                                        --------
               (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

               (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

           "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

           "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrowers and the Agent.

           "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrowers or any Subsidiary shall be deemed to own subject to a Lien any asset which they have acquired or hold subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

        "Loan" means a Syndicated Loan or a Money Market Loan and "Loans" means Syndicated Loans or Money Market Loans, or any or all of them, as the context shall require.

        "Loan Documents" means this Agreement, the Notes, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

        "London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

        "Margin Stock" means "margin stock" as defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

        "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of each Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (b) the legality, validity or enforceability of any Loan Document.

        "Money Market Loan" means a Loan which bears or is to bear interest at a Money Market Rate.

        "Money Market Notes" means promissory notes of the Borrowers, substantially in the form of Exhibit B hereto, evidencing the obligation of the
                             ---------
Borrowers to repay the Money Market Loans.

        "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03(c).

        "Money Market Quote Request" has the meaning set forth in Section
2.03(b).

        "Money Market Rate" has the meaning set forth in Section 2.03(c)(ii)(C).

        "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

        "Net Proceeds of Capital Stock" means any proceeds received by the Borrowers or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrowers or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

        "Note" means a Syndicated Note or a Money Market Note and "Notes" means Syndicated Notes or Money Market Notes, or any or all of them, as the context shall require.

        "Notice of Borrowing" has the meaning set forth in Section 2.02.

        "Officer's Certificate" has the meaning set forth in Section 3.01(f).

        "Participant" has the meaning set forth in Section 9.07(b).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Person" means an individual, a corporation, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

        "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

        "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

        "Quotation Date" has the meaning set forth in Section 2.03(b)(i).

        "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

        "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the Notes.

        "Statutory Accounting Principles" means statutory accounting principles prescribed by the National Association of Insurance Commissioners applied on a basis consistent with those which in accordance with Section 1.02, that are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

        "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrowers.

        "Syndicated Loan" means a Base Rate Loan or a Euro-Dollar Loan and Syndicated Loans means Base Rate Loans or Euro-Dollar Loans, or any or all of them, as the context shall require.

        "Syndicated Notes" means promissory notes of the Borrowers, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrowers to repay the Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto and "Syndicated Note" means any one of such Syndicated Notes.

        "Taxes" has the meaning set forth in Section 2.12(c).

        "Termination Date" means August 30, 1997, and any extension thereof made pursuant to Section 2.05(b) hereof.

        "Transferee" has the meaning set forth in Section 9.07(d).

        "Unused Commitments" means at any date an amount equal to the aggregate amount of the Commitments on such date less the aggregate outstanding principal amount of the Loans on such date.

        "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association and its successors.

        "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by any Borrower.

        SECTION 1.02. Accounting Terms and Determinations. Unless otherwise
                      -----------------------------------
specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP or Statutory Accounting Principles, as applicable, applied on a basis consistent (except for changes concurred in by the Borrowers' independent public accountants or otherwise required by a change in GAAP or Statutory Accounting Principles, as applicable) with the most recent audited consolidated financial statements of the Borrowers and their Consolidated Subsidiaries delivered to the Banks.

        SECTION 1.03. Use of Defined Terms. All terms defined in this Agreement
                      --------------------
shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

        SECTION 1.04. Terminology. All personal pronouns used in this Agreement,
                      -----------
whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

        SECTION 1.05. References. Unless otherwise indicated, references in this
                      ----------
Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits, schedules and sections hereof.

                                  ARTICLE II

                                  THE CREDITS

        SECTION 2.01. Commitments to Make Syndicated Loans. Each Bank severally
                      ------------------------------------
agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrowers from time to time before the Termination Date; provided that,
                                                                --------
immediately after each such Syndicated Loan is made, the aggregate outstanding principal amount of Syndicated Loans by such Bank to either or both of the Borrowers shall not exceed the amount of its Commitment, provided further that
                                                         -------- -------
the aggregate principal amount of all Syndicated Loans to the Borrowers, together with the aggregate principal amount of all Money Market Loans to the Borrowers, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time. Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $500,000 (except that any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrowers may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

        SECTION 2.02. Method of Borrowing Syndicated Loans. (a) A Borrower shall
                      ------------------------------------
give the Agent notice in the form attached hereto as Exhibit J (a "Notice of Borrowing") prior to 12:00 P.M. (Atlanta, Georgia time) at least 1 Domestic Business Day before each

Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

        (i) the date of such Syndicated Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

        (ii) the aggregate amount of such Syndicated Borrowing,

        (iii) whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

        (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

        (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower giving such Notice of Borrowing.

        (c) Not later than 12:00 P.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in subsection
(d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in or specified pursuant to Section
9.01. Unless the Agent determines that any applicable condition specified in
Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower which provided the Notice of Borrowing at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower which provided the Notice of Borrowing for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower which provided the Notice of Borrowing and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or either of the Borrowers (and for such purpose shall be entitled to charge such amount to any account of either of the Borrowers maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrowers of such Bank's ratable
        --------
share and interest thereon shall be without prejudice to any rights that the Borrowers may have against such Bank. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Syndicated Loan included in such Syndicated Borrowing for purposes of this Agreement.

        (d) If any Bank makes a new Syndicated Loan hereunder on a day on which a Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (c) of this Section, or remitted by such Borrower to the Agent as provided in Section 2.12, as the case may be.

        (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing.

        (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If a Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and such Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

        (g) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than six (6) different Interest Periods outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous) and (ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

        SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated
                      ------------------
Borrowings, a Borrower may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to such Borrower. The Banks may, but shall have no obligation to, make such offers and a Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section, provided that:

        (i) there may be no more than six (6) different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time

     (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); and

        (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time.

     A Money Market Loan made by any Bank shall not reduce such Bank's obligation to make Syndicated Loans in the amount of its pro-rata share of the Unused Commitments.

        (b) When a Borrower wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit E hereto (a "Money Market Quote Request")
                             ---------
so as to be received no later than 12:00 P.M. (Atlanta, Georgia time) on the first Domestic Business Day prior to the date of the Money Market Borrowing proposed therein (or such other time and date as such Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

        (i) the proposed date of such Money Market Borrowing, which shall be a Domestic Business Day (the "Quotation Date");

        (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger multiples of $500,000) but shall not cause the limits specified in Section 2.03 (a)(ii) to be violated; and

        (iii) the duration of the Interest Period applicable thereto, which shall be 7 to 180 days.

        A Borrower may request offers to make Money Market Loans for up to three different Interest Periods in a single Money Market Quote Request; provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, the Borrowers, collectively, shall not deliver a Money Market Quote Request more frequently than once every 5 Domestic Business Days.

        (c) (i) Each Bank may, but shall have no obligation to, submit a Money Market Quote containing an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if a Borrower's request under Section 2.03(b) specified more than one Interest Period, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Interest Period and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:00 A.M. (Atlanta,

     Georgia time) on the Quotation Date (or such other time and date as the Borrowers and the Agent, with the consent of the Required Banks, may agree); provided that any Money Market Quote submitted by Wachovia may be
             --------
     submitted, and may only be submitted, if Wachovia notifies the requesting Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Quotation Date. Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the requesting Borrower.

        (ii) Each Money Market Quote shall be in substantially the form of Exhibit F hereto and shall specify:
     ---------

             (A) the proposed date of the Money Market Borrowing and the duration of the Interest Period therefor, which shall be 7 to 180 days;

             (B) the maximum principal amount of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period, which principal amount (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $5,000,000 or a larger multiple of $500,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

             (C) the rate of interest per annum (rounded, if necessary, to the nearest 1/100th of 1%) (the "Money Market Rate") offered for each such Money Market Loan; and

             (D) the identity of the quoting Bank.

     Unless otherwise agreed by the Agent and the Borrowers, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the maximum principal amount of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period).

        (d) The Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time) on the Quotation Date notify the requesting Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the requesting Borrower shall specify (A) the maximum aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the maximum principal amount and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

        (e) Not later than 12:00 P.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the Borrowers and the Agent, with the consent of the Required Banks, may agree), the requesting Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each Bank that has submitted a Money Market Quote. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The requesting Borrower may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part from any Bank shall not be less than the amount set forth in the Money Market Quote of such Bank as the minimum principal amount of the Money Market Loan such Bank was willing to make for the applicable Interest Period); provided that:
                                                         --------

        (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

        (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $5,000,000 (and in larger multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

        (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

        (iv) the requesting Borrower may not accept any offer where the Agent has advised such Borrower that such offer fails to comply with
Section
     2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a)).

If offers are made by two or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the requesting Borrower among such Banks as nearly as possible (in multiples of $100,000) in proportion to the aggregate principal amount of such offers. Determinations by the requesting Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

        (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:00 P.M. (Atlanta, Georgia time) on the Quotation Date, make the amount of such Loan available to the Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the requesting Borrower on such date by depositing the same, in immediately available funds, in an account of such Borrower maintained with Wachovia.

        SECTION 2.04. Notes. (a) The Syndicated Loans of each Bank shall be
                      -----
evidenced by a single Syndicated Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

        (b) The Money Market Loans made by any Bank to the Borrowers shall be evidenced by a single Money Market Note payable to the order of such Bank for the account of its Lending Office.

        (c) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrowers with respect thereto and whether, in the case of such Bank's Syndicated Note, such Syndicated Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error
                   --------
in making, any such recordation or endorsement shall not affect the obligation of the borrowers hereunder or under the Notes or the ability of any Bank to assign its Notes. Nothing contained in this Section 2.04(c) shall be construed to authorize the transfer of a Note except in accordance with the terms and conditions of Section 9.07. Each Bank is hereby irrevocably authorized by the Borrowers so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

        SECTION 2.05. Maturity of Loans. (a) Each Loan included in any Borrowing
                      -----------------
shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

        (b) Upon written request of both of the Borrowers, which shall be made in writing and delivered to the Agent on a Domestic Business Day no fewer than 60 days prior to the then effective Extension Date, the Banks and the Agent in their sole and absolute discretion may (but shall not be obligated to) extend the then effective Termination Date for a period of 365 days. The terms of any extension of the Termination Date shall be independently negotiated among the Borrowers, the Banks and the Agent at the time of the extension request, provided that the terms of the extension may be the same as those in effect
--------
prior to any extension should the Borrowers, the Banks and the Agent so agree; provided, further, that should the terms of the extension be other than those
--------  -------
in effect prior
to the extension, then the Loan Documents shall be amended to the extent necessary to incorporate any such different terms. In the event that a Bank chooses to extend the Termination Date for such a 365 day period, notice shall be given by such Bank to the Borrowers and the Agent not more than 30, nor fewer than 15, days prior to the then effective Extension Date; provided that the
                                                          --------
Termination Date shall not be extended with respect to any of the Banks (regardless of whether any relevant Bank has delivered a favorable extension notice) unless the Required Banks have delivered favorable extension notices and are willing to extend the Termination Date and either (i) the remaining Banks shall on the Extension Date purchase ratable assignments (without any obligations so to do) from each Bank (a "Terminating Bank") that has not elected to extend the Termination Date (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining aggregate amount of the Commitments; provided that such remaining Banks shall be
                                     --------
provided such opportunity (which opportunity shall allow such Banks at least five Domestic Business Days in which to make a decision) prior to the Borrowers finding another bank pursuant to the immediately succeeding clause (ii); and provided, further, that should any of the remaining Banks elect not to purchase
--------  -------
such an assignment, then such other remaining Banks shall be entitled to purchase an assignment on the Extension Date from any Terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be; (ii) the Borrowers shall find another bank, acceptable to the Agent, willing to accept an assignment on the Extension Date from such terminating Bank (in the form of an Assignment and Acceptance); or (iii) the Borrowers shall reduce the Aggregate Commitments on the Extension Date in an amount equal to the sum of the Commitments of all such Terminating Banks.

        SECTION 2.06. Interest Rates. (a) "Applicable Margin" means (i) for any
                      --------------
Base Rate Loan, 0%; and (ii) for any Euro-Dollar Loan, .20%.

        (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due (including the first day but excluding the last day), at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

        (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable
Adjusted London Interbank Offered Rate for such Interest Period; provided that
                                                                 --------
if any Euro-Dollar Loan shall, as a result of clause (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

        The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

        The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that (i) if more than one such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of such offered rates; and (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 a.m., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

        "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

        (d) Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

        (e) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Rate for such Loan quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for such Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

        (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrowers and the Banks by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

        (g) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate. If the Required Banks elect that the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) shall bear interest at the Default Rate, the Agent shall give notice to the Borrowers of such election; provided that the Agent shall not be required to provide the Borrowers any such notice if any Event of Default specified in Section 6.01 (h) or 6.01 (i) occurs with respect to either of the Borrowers.

        SECTION 2.07. Fees. (a) The Borrowers shall pay to the Agent for the
                      ----
ratable account of each Bank a commitment fee equal to the product of: (i) a per annum percentage equal to .025 of 1%, times (ii) the aggregate of the daily average amounts of the Unused Commitments. Such commitment fee shall accrue from and including the Closing Date to and including the Termination Date and shall be payable quarterly in arrears on each Commitment Fee Payment Date and on the Termination Date; provided, that should the Commitments be terminated at any
                  --------
time prior to the Termination Date for any reason, the entire accrued and unpaid commitment fees shall be paid on the date of such termination.

        (b) The Borrowers shall also pay to the Agent for the ratable account of each Bank a facility fee equal to the product of: (i) the aggregate of the daily average amounts of such Bank's Commitment times (ii) a per annum percentage equal to .05 of 1% per annum. Such facility fee shall accrue from and including the Closing Date to and including the Termination Date. Facility fees shall be payable quarterly in arrears on each Facility Fee Payment Date and on the Termination Date; provided, that should the Commitments be terminated at any
                  --------
time prior to the Termination Date for any reason, the entire accrued and unpaid facility fee (through the date of such termination) shall be paid on the date of such termination.

        (c) The Borrowers shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

        SECTION 2.08. Optional Termination or Reduction of Commitments. The
                      ------------------------------------------------
Borrowers may, upon at least 3 Domestic Business Days' notice from both Borrowers to the Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000, the Commitments. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) through the effective date of such termination shall be payable on the effective date of such termination.

        SECTION 2.09. Termination of Commitments. The Commitments shall
                      --------------------------
terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

        SECTION 2.10. Optional Prepayments. (a) Either Borrower may, upon at
                      --------------------
least 1 Domestic Business Day's notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000, or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest (through but excluding the date of prepayment) thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

        (b) Except as provided in Sections 8.02 and 2.12, the Borrowers may not prepay all or any portion of the principal amount of any Euro-Dollar Loan or any Money Market Loan prior to the maturity thereof.

        (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrowers.

        SECTION 2.11. Mandatory Prepayments. On each date on which the
                      ---------------------
Commitments are reduced pursuant to Section 2.08, the Borrowers shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amounts due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Loans of the several Banks; provided that such prepayment shall be
                                        --------
applied, first, to Syndicated Loans outstanding on the date of such prepayment (in direct order of maturity) and second, to Money Market Loans outstanding on the date of such prepayment (in direct order of maturity).

        SECTION 2.12. General Provisions as to Payments. (a) The Borrowers shall
                      ---------------------------------
make each payment of principal of, and interest on, the Loans and of commitment fees and facility fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

        (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, the Money Market Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

        (c) All payments of principal, interest and fees and all other amounts to be made by the Borrowers pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrowers are required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrowers shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. A certificate of any Bank as to any amounts to be paid with respect to such Bank by the Borrowers under this Section 2.12 (c), stating in reasonable detail the amount and nature of such Taxes, shall, absent manifest error, be final, conclusive and binding on the parties hereto. The Borrowers shall promptly furnish to any Bank such certificates, receipts and other documents as may be required (in the judgment of any Bank) to establish any tax credit to which such Bank may be entitled, to verify or evidence that all Taxes have been paid and to determine whether payments to such Bank are exempt from or not subject to withholding or deduction of Taxes. The provisions of this Section 2.12 (c) shall survive termination of this Agreement.

        (d) On or before September 30, 1994 in the case of any Bank which is organized under the laws of a jurisdiction outside the United States, and from time to time thereafter if requested by the Borrowers, any Bank organized under the laws of a jurisdiction outside the United States shall provide the Borrowers with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Person's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it hereunder or other documents reasonably satisfactory to the Borrowers which shall indicate that all payments to be made to such Banks hereunder are not subject to deduction or withholding of any United States federal income taxes. Unless the Borrowers have received forms (such as IRS Form 1001 or Form 4224) or other documents reasonably satisfactory to them, indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrowers shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for a Bank organized under the laws of a jurisdiction outside the United States.

        (e) In the event that any Bank determines in good faith that it has received a cash refund of, or that it has received a reduction in United States federal income taxes which it would otherwise be required to pay by reason of a deduction against its income or a credit against tax liability for, any Taxes for which it has received an additional payment by the Borrowers pursuant to
Section 2.12 (c) hereof, it shall promptly remit an amount equal to such refund or reduction, but not exceeding the amount of such additional payment made by the Borrowers, to the Borrowers to the extent such Bank determines that it can do so without prejudicing its retention of the amount of such refund or reduction or any of its rights to any other relief or allowance which may be available to it. Each agreement between a Bank and a Participant shall require that in the event such Participant in good faith makes such a determination with respect to a refund or reduction, it shall remit an amount equal to such refund or reduction, but not exceeding the amount of such additional payment made by the Borrowers applicable to such participation, to such Bank for the account of the Borrowers, and such Bank shall deliver any such payments actually received to the Borrowers. In the event that any Bank or any Participant determines in good faith that it is no longer entitled to receive or retain any such refund, deduction or credit, the Borrowers shall upon notice promptly return to the Bank for its own account or for the account of such Participant, as the case may be, any related payment made to the Borrowers pursuant to this paragraph. Nothing contained herein shall be construed (i) to grant to the Borrowers or their agents or representatives access to any financial or tax records of any Bank or any Participant or any right to receive copies thereof, (ii) to impose upon any Bank or any Participant any obligation to file for or otherwise claim any such deduction or credit or to institute, prosecute or defend any claim, action or proceeding for the recovery of any such refund or for obtaining any such reduction, which matters shall remain in the sole discretion of the Banks and the Participants, or (iii) to impose upon the Banks any obligation to claim or to institute, prosecute or defend any action for collecting or obtaining any amounts due from a Participant to a Bank pursuant to this Section.

        Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.12 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall (i) be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes; provided, that no Participant shall be entitled to the benefits of this Section 2.12 to an extent or in an amount greater than the Bank which sold the applicable participation to such Participant.

        (f) Each of the Borrowers hereby agrees that all of their indebtedness, liabilities and obligations under this Agreement, the Notes and the other Loan Documents shall be joint and several.

        SECTION 2.13. Computation of Interest and Fees. Interest on Base Rate
                      --------------------------------
Loans shall be computed on the basis of a year of 365 days (366 days in case of a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans and interest on Money Market Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees, facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.

                                  ARTICLE III

                           CONDITIONS TO BORROWINGS

        SECTION 3.01. Conditions to Closing. The following conditions shall be
                      ---------------------
satisfied on or before the Closing Date:

        (a) receipt by the Agent from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Agent;

        (b) receipt by the Agent of a duly executed Syndicated Note and a duly executed Money Market Note for the account of each Bank complying with the provisions of Section 2.04;

        (c) receipt by the Agent of an opinion of the general counsel or assistant general counsel of the Borrower, dated as of the Closing Date, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

        (d) receipt by the Agent of an opinion of Womble Carlyle Sandridge & Rice, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

        (e) receipt by the Agent of a certificate (the "Closing Certificate"), dated the Closing Date, substantially in the form of Exhibit G hereto, signed by a principal financial officer of each Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrowers contained in Article IV are true on and as of the date of the first Borrowing hereunder; and

        (f) receipt by the Agent of all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrowers, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including without limitation a certificate of incumbency of each of the Borrowers (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of such Borrower, substantially in the form of Exhibit H hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrowers' Certificates of Incorporation,
     (ii) the Borrowers' Bylaws, (iii) a certificate of the Secretary of State of the States of New York and Connecticut, as appropriate, as to the good standing of Municipal Bond Investors Assurance Corporation and MBIA Inc., as New York and Connecticut corporations, respectively, and (iv) the action taken by the Board of Directors of each of the Borrowers authorizing the Borrowers' execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrowers are a party;

        Within three (3) Domestic Business Days after the Closing Date, the Agent will provide the Borrowers with written confirmation of the items referenced in (a) through (f) above that have been received by the Agent.

        SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank
                      ----------------------------
to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

        (a) either (i) receipt by the Agent of Notice of Borrowing as required by Section 2.02 (if such Borrowing is a Syndicated Borrowing); or (ii) compliance with the provisions of Section 2.03 (if such Borrowing is a Money Market Borrowing);

        (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

        (c) the fact that the representations and warranties of both of the Borrowers contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

        (d) the fact that, immediately after such Borrowing (i) the aggregate outstanding principal amount of the Syndicated Loans of each Bank will not exceed the amount of its Commitment and (ii) the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments of all of the Banks as of such date.

Each Borrowing hereunder shall be deemed to be a representation and warranty by both of the Borrowers on the date of such Borrowing as to the truth and accuracy of the facts specified in clauses (b), (c) and (d) of this Section; provided
                                                                    --------
that such Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Section 4.04(b) as to any event, act or condition having a Material Adverse Effect which has theretofore been disclosed in writing by the Borrowers to the Banks if the aggregate outstanding principal amount of the Loans immediately after such Borrowing will not exceed the aggregate outstanding principal amount thereof immediately before such Borrowing.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

        The Borrowers represent and warrant that:

        SECTION 4.01. Corporate Existence and Power. The Borrowers are
                      -----------------------------
corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation, are duly qualified to transact business in every jurisdiction where, by the nature of their businesses, such qualification is necessary, and have all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on their businesses as now conducted.

        SECTION 4.02. Corporate and Governmental Authorization; No
                      --------------------------------------------
Contravention. The execution, delivery and performance by the Borrowers of this
-------------
Agreement, the Notes and the other Loan Documents (i) are within each of the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of each of the Borrowers or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrowers or any of their Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrowers or any of their Subsidiaries.

        SECTION 4.03. Binding Effect. This Agreement constitutes a valid and
                      --------------
binding agreement of each of the Borrowers enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each of the Borrowers enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to
--------
general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

        SECTION 4.04. Financial Information. (a) The consolidated balance sheet
                      ---------------------
of the Borrowers and their Consolidated Subsidiaries as of December 31,1993 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Coopers & Lybrand, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrowers for the interim period ended March 31, 1994, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP or Statutory Accounting Principles, as applicable consistently applied, the consolidated financial position of the Borrowers and their Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

        (b) Since December 31, 1993 there has been no event, act, condition or occurrence having a Material Adverse Effect.

        SECTION 4.05. Litigation. There is no action, suit or proceeding
                      ----------
pending, or to the knowledge of the Borrowers threatened, against or affecting the Borrowers or any of their Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrowers to perform their obligations under, this Agreement, the Notes or any of the other Loan Documents.

        SECTION 4.06. Compliance with ERISA. (a) The Borrowers and each member
                      ---------------------
of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

        (b) Neither the Borrowers nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

        SECTION 4.07. Taxes. There have been filed on behalf of the Borrowers
                      -----
and their Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrowers or any Subsidiary have been paid. The charges, accruals and reserves on the books of each of the Borrowers and their Subsidiaries in respect of taxes or other governmental charges are, in the opinion of each of the Borrowers, adequate. United States income tax returns of the Borrowers and their Subsidiaries have been examined and closed through the Fiscal Year ended December 31, 1990.

        SECTION 4.08. Subsidiaries. Each of the Borrowers' Subsidiaries is a
                      ------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrowers have no Subsidiaries except those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary's complete
   -------------
name and jurisdiction of incorporation.

        SECTION 4.09. Not an Investment Company. Neither of the Borrowers is an
                      -------------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended.

        SECTION 4.10.  Public Utility Holding Company Act. Neither of the
                       ----------------------------------
Borrowers nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

        SECTION 4.11. Ownership of Property; Liens. Each of the Borrowers and
                      ----------------------------
their Consolidated Subsidiaries has title to their properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.03.

        SECTION 4.12. No Default. Neither of the Borrowers nor any of their
                      ----------
Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

        SECTION 4.13. Full Disclosure. All information heretofore furnished by
                      ---------------
the Borrowers to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrowers to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrowers have disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

        SECTION 4.14. Compliance with Laws. The Borrowers and each of their
                      --------------------
Subsidiaries are in compliance with all applicable laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

        SECTION 4.15. Capital Stock. All Capital Stock, debentures, bonds, notes
                      -------------
and all other securities of each of the Borrowers and their Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of each of the Borrowers' Wholly Owned Subsidiaries are owned by the Borrowers free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrowers' other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrowers free and clear of any Lien or adverse claim.

        SECTION 4.16. Margin Stock. Neither of the Borrowers nor any of their
                      ------------
Subsidiaries are engaged principally, or as one of their important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

        SECTION 4.17. Insolvency. After giving effect to the execution and
                      ----------
delivery of the Loan Documents and the making of the Loans under this Agreement, neither of the Borrowers will be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in (S) 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

                                  ARTICLE V

                                   COVENANTS

        The Borrowers agree that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

        SECTION 5.01. Information. The Borrowers will deliver to each of the
                      -----------
Banks:

        (a) as soon as available and in any event within sixty (60) days after the end of each of the first three quarterly fiscal periods in each fiscal year of MBIA Inc., consolidated and consolidating balance sheets of MBIA Inc. and its Subsidiaries (including, without limitation, Municipal Bond Investors Assurance Corporation), as at the end of such period and the related consolidated statements of income, changes in stockholders' equity and cash flows and consolidating statement of income of MBIA Inc. and its Subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by a principal financial officer of MBIA Inc. as presenting fairly, in accordance with GAAP (except as specifically set forth therein; provided any exceptions or qualifications thereto must be acceptable to the Required Banks) on a basis consistent with such prior fiscal periods, the information contained therein, subject to changes resulting from normal year-end audit adjustments:

        (b) as soon as available and in any event within 120 days after the end of each fiscal year of MBIA Inc., consolidated and consolidating balance sheets of MBIA Inc. and its Subsidiaries (including, without limitation, Municipal Bond Investors Assurance Corporation) as at the end of such year and the related consolidated statements of income, operations, changes in stockholders' equity and cash flows and consolidating statement of income of MBIA Inc. and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the previous fiscal year, all in reasonable detail and (a) in the case of such consolidated financial statements, accompanied by a report thereon of Coopers & Lybrand or other independent public accountants of recognized national standing selected by MBIA Inc., which report shall state that such consolidated financial statements present fairly the consolidated financial position of MBIA Inc. and its Subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report; provided any exceptions or qualifications thereto must be acceptable to the Required Banks) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (b) in the case of such consolidating financial statements, certified by a principal financial officer of MBIA Inc. as presenting fairly, in accordance with generally accepted accounting principles applied (except as specifically set forth therein; provided any exceptions or qualifications thereto must be acceptable to the Required Banks) on a basis consistent with such prior fiscal periods, the information contained therein;

        (c) within 5 Domestic Business Days after either Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of each of the Borrowers setting forth the details thereof and the action which the Borrowers are taking or propose to take with respect thereto;

        (d) promptly upon the mailing thereof to the security holders of the Borrowers generally, copies of all financial statements, reports and proxy statements so mailed;

        (e) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrowers shall have filed with the Securities and Exchange Commission or any national securities exchange;

        (f) if and when the Borrowers or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

        (g) promptly after the Borrowers know of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against either of the Borrowers and/or any Subsidiary for $10,000,000 or more in excess of amounts covered in full by applicable insurance;

        (h) from time to time such additional information regarding the financial position or business of the Borrowers and their Subsidiaries as the Agent, at the request of any Bank, may reasonably request; and

        (i) promptly after the filing thereof, a copy of the annual statements for each calendar year and quarterly statements for each calendar quarter as filed with the New York Insurance Department or other then comparable agency of other jurisdictions and the financial statements of Municipal Bond Investors Assurance Corporation for each calendar year or quarter prepared in accordance with Statutory Accounting Principles accompanied by a report thereon of the independent public accountants of MBIA Inc. referred to in paragraph (b) above.

        SECTION 5.02. Inspection of Property, Books and Records. The Borrowers
                      -----------------------------------------
will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP or Statutory Accounting Principles, as applicable, shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of an Event of Default and at the Borrowers' expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrowers agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

        SECTION 5.03. Negative Pledge. Neither of the Borrowers nor any of their
                      ---------------
Consolidated Subsidiaries will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

        (i) Liens securing any loan to be made under the Credit Agreement between MBIA Corp. and Credit Suisse originally dated as of December 29, 1989 and amended January 5, 1990 and as amended from time to time and amended and restated on September 30,1993 and as may be amended thereafter from time to time;

        (ii) Liens created on certain insurance premiums by a Trust Agreement effective December 31, 1989 between Municipal Bond Investors Assurance Corporation, MBIA Insurance Corp. of Illinois and the trustee thereunder, as amended from time to time;

        (iii) As to MBIA Corp., Liens (in addition to Liens permitted under
     Section 5.03 (i), (iv) and (v)) in an aggregate principal amount of up to $10,000,000;

        (iv) Liens not securing Debt which are incurred in the ordinary course of business; and

        (v) Liens securing repurchase agreements constituting a borrowing of funds by MBIA Inc. or any Subsidiary of MBIA Inc. in the ordinary course of business for liquidity purposes and in no event for a period exceeding ninety (90) days in each case.

        SECTION 5.04. Maintenance of Existence. Each of the Borrowers shall
                      ------------------------
maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

        SECTION 5.05. Dissolution. Neither of the Borrowers shall suffer or
                      -----------
permit dissolution or liquidation either in whole or in part or redeem or retire any shares of their own stock, except through corporate reorganization to the extent permitted by Section 5.06.

        SECTION 5.06. Consolidations, Mergers and Sales of Assets. The Borrowers
                      -------------------------------------------
will not consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of their assets to, any other Person, provided that
                                                                  --------
(a) either of the Borrowers may merge with another Person if (i) such Person was organized under the laws of the

United States of America or one of its states, (ii) one of the Borrowers is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (b) Subsidiaries of the Borrowers may merge with one another.

        SECTION 5.07. Use of Proceeds. No portion of the proceeds of the Loans
                      ---------------
will be used by the Borrowers or any Subsidiary (i) in connection with, either directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation,
(ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

        SECTION 5.08. Compliance with Laws; Payment of Taxes. The Borrowers
                      --------------------------------------
will, and will cause each of their Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where (i) the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued; and (ii) any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect. The Borrowers will, and will cause each of their Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrowers or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued.

        SECTION 5.09. Insurance. The Borrowers will maintain, and will cause
                      ---------
each of their Subsidiaries to maintain (either in the name of the Borrowers or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all their property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar businesses.

        SECTION 5.10. Change in Fiscal Year. Neither of the Borrowers shall
                      ---------------------
change their Fiscal Year without the consent of the Required Banks.

        SECTION 5.11. Maintenance of Property. The Borrowers shall, and shall
                      -----------------------
cause each Subsidiary to, maintain all of their properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

        SECTION 5.12. Transactions with Affiliates. Neither of the Borrowers nor
                      ----------------------------
any of their Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrowers or such Subsidiary (which Affiliate is not one of the Borrowers or a Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms.

                                  ARTICLE VI

                                   DEFAULTS

        SECTION 6.01. Events of Default. If one or more of the following events
                      -----------------
("Events of Default") shall have occurred and be continuing:

        (a) either of the Borrowers shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within three Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Domestic Business Days after such fee or other amount becomes due; or

        (b) either of the Borrowers shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.04 to 5.07, inclusive, or
     Section 5.11; or

        (c) either of the Borrowers shall fail to observe or perform any covenant contained in Section 5.03 for five days after the earlier of (i) the first day on which any Borrower has knowledge of such failure or (ii) written notice thereof has been given to any Borrower by the Agent at the request of any Bank; or


        (d) either of the Borrowers shall fail to observe or perform any covenant or agreement contained herein (other than those covered by clause
     (a), (b) or (c) above) for thirty days after the earlier of (i) the first day on which any Borrower has knowledge of such failure or (ii) written notice thereof has been given to any Borrower by the Agent at the request of any Bank; or

        (e) any representation, warranty, certification or statement made or deemed made by either of the Borrowers in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

        (f) either of the Borrowers or any Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Notes) when due or within any applicable grace period; or

        (g) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding in an aggregate amount equal to or in excess of $10,000,000 of either of the Borrowers or any Subsidiary or the mandatory prepayment or purchase of such Debt by either of the Borrowers (or their designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

        (h) either of the Borrowers or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to themselves or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of them or any substantial part of their property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against them, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing their inability, to pay their debts as they become due, or shall take any corporate action to authorize any of the foregoing, or shall become or be declared by a court of competent jurisdiction to be insolvent; or

        (i) an involuntary case or other proceeding shall be commenced against either of the Borrowers or any Subsidiary seeking liquidation, reorganization or other relief with respect to them or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of them or any substantial part of their property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against either of the Borrowers or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

        (j) either of the Borrowers or any member of the Controlled Group shall fail to pay when due any material amount which they shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

        (k) one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against either of the Borrowers or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

        (j) a federal tax lien shall be filed against either of the Borrowers under Section 6323 of the Code or a lien of the PBGC shall be filed against either of the

     Borrowers or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

        (m) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
     1934) of 20% or more of the outstanding shares of the voting stock of MBIA Inc.; or (ii) as of any date a majority of the Board of Directors of MBIA Inc. consists of individuals who were not either (A) directors of MBIA Inc. as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of MBIA Inc. of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of MBIA Inc. of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

        (n) MBIA Inc. shall at any time or times and for any reason cease to own (either directly or indirectly through a wholly owned intermediate Subsidiary) all of the Capital Stock or other ownership interests (except for director's qualifying shares) of Municipal Bond Investors Assurance Corporation; or

        (o) Municipal Bond Investors Assurance Corporation shall fail to maintain an insurer claims paying rating of AA+ or better as determined by Standard and Poors Corporation and Aa1 or better as determined by Moody's Investors Service, Inc.; or

        (p) MBIA Inc. shall fail to maintain a long term debt rating of A or better as determined by Standard and Poors Corporation and A2 or better as determined by Moody's Investors Service, Inc.

then, and in every such event, the Agent shall (i) if requested by the Required Banks, by notice to the Borrowers terminate the Commitments and they shall thereupon terminate, and (ii) if requested by the Required Banks, by notice to the Borrowers declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together will all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; provided that if
                                                              --------
any Event of Default specified in clause (h) or (i) above occurs with respect to either of the Borrowers, without any notice to the Borrowers or any other act by the Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

        SECTION 6.02. Notice of Default. The Agent shall give notice to the
                      -----------------
Borrowers of any Default under Sections 6.01(c) or 6.01(d) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                 ARTICLE VII

                                  THE AGENT

        SECTION 7.01. Appointment, Powers and Immunities. Each Bank hereby
                      ----------------------------------
irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrowers to perform any of their obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and the Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrowers. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

        SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely
                      -----------------
upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

        SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge
                      --------
of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrowers specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each non-payment of principal of or interest on the Loans, whether or not such Bank has received any notice of the occurrence of such non-payment. The Agent shall (subject to Section 9.05) take such action with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

        SECTION 7.04. Rights of Agent as a Bank. With respect to the Loans made
                      -------------------------
by it, Wachovia in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity. The Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrowers (and any of their Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrowers (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrowers and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

        SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify
                      ---------------
the Agent, to the extent the Agent shall not have been reimbursed by the Borrowers, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided,
                                                                   --------
however, that no Bank shall be liable for any of the foregoing to the extent
-------
they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

        SECTION 7.06. CONSEQUENTIAL DAMAGES. THE AGENT SHALL NOT BE RESPONSIBLE
                      ---------------------
OR LIABLE TO ANY BANK, THE BORROWERS OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        SECTION 7.07. Payee of Note Treated as Owner. The Agent may deem and
                      ------------------------------
treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.07(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding or any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

        SECTION 7.08. Non-Reliance on Agent and Other Banks. Each Bank agrees
                      -------------------------------------
that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrowers of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrowers or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

        SECTION 7.09. Failure to Act. Except for action expressly required of
                      --------------
the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

       SECTION 7.10. Resignation or Removal of Agent. Subject to the appointment
                     -------------------------------
and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrowers and the Agent may be removed at any time with or without cause by the Required Banks. The Agent hereunder shall not resign unless before or contemporaneous with such resignation, a successor Agent has accepted its appointment as Agent hereunder. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                 ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

        SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair.
                      --------------------------------------------------------
If on or prior to the first day of any Interest Period:

        (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

        (b) the Required Banks advise the Agent that the London Interbank Offered Rate, as determined by the Agent will not adequately and fairly reflect, in any material respect, the cost to such Banks of funding the Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the Euro-Dollar Loans shall be suspended. Unless the Borrower requesting a Euro-Dollar Loan notifies the Agent at least 2 Domestic Business Days before the date of any Borrowing of Euro-Dollar Loans for which a

Notice of Borrowing has previously been given that it: elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

        SECTION 8.02. Illegality. If, after the date hereof, the adoption of any
                      ----------
applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrowers, whereupon until such Bank notifies the Borrowers and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrowers shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrowers may borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

        SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date
                      ---------------------------------
hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any
Authority:

        (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its lending Office imposed by the jurisdiction which such Bank's principal executive office or Lending Office is located); or

        (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar

     Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

        (iii) shall impose on any Bank (or its Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

        (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

        (c) Each Bank will promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

        (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made subject to Section 9.07 (b) based upon the circumstances of such Participant, Assignee or other Transferee.

        SECTION 8.04. Base Rate Loans Substituted for Affected Euro-Dollar
                      ----------------------------------------------------
Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans
-----
has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrowers shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrowers that the circumstances giving rise to such suspension or demand for compensation no longer apply:

        (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

        (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

In the event that the Borrowers shall elect that the provisions of this Section shall apply to any Bank, the Borrowers shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under Section 8.03 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Borrowers' election.

        SECTION 8.05. Compensation. Upon the request of any Bank, delivered to
                      ------------
the Borrowers and the Agent, the Borrowers shall pay to such Bank such amount or amounts as shall compensate such Bank for any breakage cost incurred by such Bank as a result of:

     (a) any payment or prepayment (pursuant to Section 2.08) of a Euro-Dollar Loan or a Money Market Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan or Money Market Loan, as the case may be;

     (b) any failure by a Borrower to prepay a Euro-Dollar Loan or a Money Market Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder;

     (c) any failure by a Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02; or

     (d) any failure by a Borrower to borrow a Money Market Loan (with respect to which such Borrower has accepted a Money Market Quote) on the date for the Money Market Borrowing of which such Money Market Loan is a part specified in the applicable Money Market Quote Request delivered pursuant to Section 2.03;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

        SECTION 8.07. Replacement of Bank. In the event that any Bank gives any
                      -------------------
notice under Section 8.02 resulting in the suspension of its obligation to make Euro-Dollar Loans or requests compensation pursuant to Sections 2.12 (c) or 8.03, or the Borrowers are required to make any withholding or deduction of Taxes pursuant to Section 2.12 (c), then, so long as the condition giving rise to such suspension or compensation exists, the Borrower may designate another bank or financial institution (such bank or financial institution being herein called a "Replacement Bank") acceptable to the Agent (which acceptance will not be unreasonably withheld) and which is not an Affiliate of the Borrower, to assume such Bank's Commitment hereunder and to purchase the Loans of such Bank and such Bank's rights under this Agreement and the Notes held by such Bank, all without recourse to or representation or warranty by, or expense to, such Bank, for a purchase price equal to the outstanding principal amount of the Loans payable to such Bank plus any accrued but unpaid interest on such Loans and
                     ----
accrued but unpaid fees owing to such Bank plus any amounts payable to such Bank
                                           ----
under Section 8.05, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Agent by the Replacement Bank of documentation satisfactory to the Agent (pursuant to which such Replacement Bank shall assume the obligations of such original Bank under this Agreement), the Replacement Bank shall succeed to the rights and obligations of such Bank hereunder. In the event that the Borrower exercises its rights under the preceding sentence, the Bank against which such rights were exercised shall no longer be a party hereto or have any rights or obligations hereunder; provided
                                                                      --------
that the obligations of the Borrower to such Bank under Article VIII and Section
9.03 with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise.

                                  ARTICLE IX

                                 MISCELLANEOUS

        SECTION 9.01. Notices. All notices, requests and other communications to
                      -------
any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II
                           --------
or Article VIII shall not be effective until received.

        SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank
                      ----------
in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The
                      --------------------------------------------
Borrowers shall pay (i) all out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement and the other Loan Documents (subject to the terms of the Agent's Letter Agreement), any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default hereunder or thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent or any Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

        (b) The Borrowers shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

        (c) The Borrowers shall indemnify the Agent and the Banks and each Affiliate of the Agent and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrowers of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrowers of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrowers shall reimburse the Agent and each Bank, and each Affiliate of the Agent and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, reasonable legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

        SECTION 9.04. Setoffs; Sharing of Counterclaims. (a) The Banks hereby
                      ---------------------------------
agree they shall not exercise any right of setoff against any deposit of money or other property of the Borrowers held by a Bank.

        (b) Each Bank agrees that if it shall, by exercising any right of counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Syndicated Notes held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Syndicated Notes held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Syndicated Notes held by the other Banks owing to such other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Syndicated Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
                                                                 --------
(i) nothing in this Section shall impair the right of any Bank to exercise any right of counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness (including, without limitation, Money Market Loans) of the Borrowers other than its indebtedness under the Syndicated Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrowers agree, to the fullest extent they may effectively do so under applicable law, that any holder of a participation in a Syndicated Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrowers in the amount of such participation.

        SECTION 9.05. Amendments and Waivers. (a) Any provision of this
                      ----------------------
Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by both of the Borrowers and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver
                                 --------
shall, unless signed by all the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder,
(iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, or (vi) change the manner of application of any payments made under this Agreement or the Notes.

        (b) The Borrowers will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrowers and shall be afforded an opportunity of considering the same and shall be supplied by the Borrowers with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrowers to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrowers will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

        SECTION 9.06. Margin Stock Collateral. Each of the Banks represents to
                      -----------------------
the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

        SECTION 9.07. Successors and Assigns. (a) The provisions of this
                      ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrowers may not assign or otherwise transfer any of their rights under this Agreement.

        (b) Subject to the terms of Section 9.08 regarding the disclosure of certain information to proposed Participants, any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to
(i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, or (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee or facility fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrowers and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time; provided, that no Participant shall be entitled to the benefits of Article VIII to an extent or in an amount greater than the Bank which sold the applicable participation to such Participant.

        (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit I, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank or an Affiliate of a Bank, by the Borrowers); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) the amount of the Commitment of the assigning Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000(or any larger multiple of $1,000,000),(iii) unless a Default has occurred and is continuing (in which case the consent of the Borrowers is not required), no interest may be sold by a Bank pursuant to this paragraph (c)l to any Assignee that is not then a Bank or an Affiliate of a Bank without the consent of both of the Borrowers, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than three (3) Assignees at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrowers, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrowers and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment by such Assignee to the Agent of a processing and recordation fee of $2,500 to the Agent, and (E) if requested by the Borrowers, (1) if the Assignee is organized under the laws of a jurisdiction outside the United States, delivery of legal opinions substantially in the forms attached hereto as Exhibits K-1 and K-2, and (2) if the Assignee is organized under the laws of a jurisdiction within the United States, delivery of a legal opinion substantially in the form attached hereto as Exhibit L, from legal counsel to such Assignee confirming that the Assignment and Acceptance is duly authorized by and an enforceable agreement of, the Assignee, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement (including, without limitation, the rights of a Bank under Section 2.03) to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrowers, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

        (d) Subject to the provisions of Section 9.08, the Borrowers authorize each Bank to disclose to any Participant, Assignee or any successor to any Bank by operation of law or regulation (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrowers which has been delivered to such Bank by the Borrowers pursuant to this Agreement or which has been delivered to such Bank by the Borrowers in connection with such Bank's credit evaluation prior to entering into this Agreement.

        (e) No Transferee shall be entitled to receive any greater payment under
Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrowers' prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

        (f) Anything in this Section 9.07 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

        SECTION 9.08. Confidentiality. Each Bank agrees to keep any information
                      ---------------
delivered or made available by the Borrowers to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided,
                                                               --------
however, that nothing herein shall prevent any Bank from disclosing such
-------
information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder provided that: (A) any actual or proposed Participant, Assignee or other Transferee has prior to such disclosure, agreed in writing to be bound by the provisions of this Section 9.08; and (B) a Bank must obtain the consent of the Borrowers prior to the disclosure to any proposed Participant of any information which is clearly indicated to be confidential information, provided further that if a Bank obtains the Borrowers consent to the disclosure of such confidential information to a proposed Participant a Bank shall not be required to obtain any further or additional consent regarding subsequent disclosures to such proposed Participant.

        SECTION 9.09. Representation by Banks. Each Bank hereby represents that
                      -----------------------
it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however,
                                                         --------  -------
that, subject to Section 9.07, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

        SECTION 9.10. Obligations Several. The obligations of each Bank
                      -------------------
hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

        SECTION 9.11. Survival of Certain Obligations. Sections 8.03(a),
                      -------------------------------
8.03(b), 8.05 and 9.03, and the obligations of the Borrowers thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

        SECTION 9.12. Georgia Law. This Agreement and each Note shall be
                      -----------
construed in accordance with and governed by the law of the State of Georgia.

        SECTION 9.13. Severability. In case any one or more of the provisions
                      ------------
contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

        SECTION 9.14. Interest. In no event shall the amount of interest due or
                      --------
payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by the Borrowers or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrowers shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrowers not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under applicable law.

        SECTION 9.15. Interpretation. No provision of this Agreement or any of
                      --------------
the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

        SECTION 9.16. Consent to Jurisdiction. Each of the Borrowers hereby (a)
                      -----------------------
submits to personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrowers. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrowers personally, and against any assets of the Borrowers, within any other state or jurisdiction.

        SECTION 9.17. Counterparts. This Agreement may be signed in any number
                      ------------
of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement, any Note or any other Loan Document by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement, such Note or Loan Document.

        SECTION 9.18. Joint and Several Liability. Each of the Borrowers hereby
                      ---------------------------
agrees that all of their indebtedness, liabilities and obligations under this Agreement, the Notes and the other Loan Documents shall be joint and several.

               [Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                        MBIA INC.


                                        By: /s/ Christopher W. Tilley (SEAL)
                                            -------------------------
                                        Title: Treasurer

                                        MBIA Inc.
                                        113 King Street
                                        Armonk, New York 10504
                                        Attention: Christopher W. Tilley
                                        Telecopy number: (914) 765-3163
                                        Telephone number: (914) 765-3013


                                        MUNICIPAL BOND INVESTORS
                                        ASSURANCE CORPORATION

                                        By: /s/ Christopher W. Tilley (SEAL)
                                            -------------------------

                                        Municipal Bond Investors
                                        Assurance Corporation
                                        113 King Street
                                        Armonk, New York 10504
                                        Attention: Christopher W. Tilley
                                        Telecopy number: (914) 765-3163
                                        Telephone number: (914) 765-3013


               [Remainder of this page intentionally left blank]

COMMITMENTS                             WACHOVIA BANK OF GEORGIA, N.A., as
                                        Agent and as a Bank
$50,000,000
                                        By: /s/                      (SEAL)
                                            ------------------------
                                        Title: Senior Vice President

                                        Lending Office
                                        Wachovia Bank of Georgia, N.A.
                                        191 Peachtree Street, N.E.
                                        Atlanta, Georgia 30303-1757
                                        Attention: Linda M. Harris
                                        Telecopy number: (404) 332-6898
                                        Telephone number: (404) 332-5709

                                        With a copy to:

                                        Wachovia Bank of Georgia, N.A.
                                        c/o Wachovia Corporate Services, Inc.
                                        152 West 57th Street
                                        New York, New York 10019
                                        Attention: J. P. Mathis
                                        Telecopy number: (212) 603-7729
                                        Telephone number: (212) 603-7704



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                                       52

$37,500.000                             BANCO SANTANDER

                                        By: /s/                         (SEAL)
                                            ---------------------------
                                        Title:

                                        Lending Office
                                        Banco Santander
                                        45 East 53rd Street
                                        New York, New York 10022
                                        Attention: Robert Schlegel
                                        Telecopy number: (212) 350-3690
                                        Telephone number:(212) 350-3657


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                                       53

$37,500,000                             THE SUMITOMO BANK, LTD.,
                                        NEW YORK BRANCH

                                        By: /s/                        (SEAL)
                                            --------------------------
                                        Title: Joint General Manager

                                        Lending Office
                                        The Sumitomo Bank, Ltd.,
                                        New York Branch
                                        One World Trade Center, Suite 9651
                                        New York, New York 10048
                                        Attention: Leo Pagarigan
                                        Telecopy number: (212) 553-0118
                                        Telephone number: (212) 553-1832

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                                       54

$25,000,000                             THE CHASE MANHATTAN BANK, N.A.

                                        By: /s/ J. David Parker, Jr.  (SEAL)
                                            -------------------------
                                        Title:

                                        Lending Office
                                        The Chase Manhattan Bank, N. A.
                                        Worldwide Insurance Division
                                        1 Chase Manhattan Plaza
                                        Global Insurance Division
                                        4th Floor
                                        New York, New York 10081
                                        Attention: J. David Parker, Jr.,
                                                   Vice President
                                        Telecopy number: (212) 552-3651
                                        Telephone number:(212) 552-7631

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                                       55

$25,000,000                           COMMERZBANK AKTIENGESELLSCHAFT

                                      By: /s/ J. Boysen  /s/ M. McCarthy (SEAL)
                                          ------------------------------
                                      Title: Senior VP   Assistant Treasurer

                                      Lending Office
                                      Commerzbank
                                      Two World Financial Center
                                      New York, New York 10281-1050
                                      Attention: Michael Hintz
                                      Telecopy number: (212) 266-7235
                                      Telephone number: (212) 266-7316

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                                       56

$25,000,000                             THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                        NEW YORK BRANCH

                                        By: /s/ Toshiyuki Ban         (SEAL)
                                            -------------------------
                                        Title: Senior Vice President

                                        Lending Office
                                        The Industrial Bank of Japan, Limited
                                        New York Branch
                                        Public and Financial Institution Group
                                        245 Park Avenue
                                        New York, New York 10167
                                        Attention: Toshiyuki Ban,
                                                   Senior Vice President
                                        Telecopy number: (212) 682-2870
                                        Telephone number: (212) 309-6444



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                                       57

$25,000,000                             NBD BANK, N.A.

                                            /s/ Anna R. Hoffman
                                        By: ___________________________ (SEAL)
                                        Title: Vice President

                                        Lending Office
                                        NBD Bank, N.A.
                                        611 Woodward Avenue
                                        Detroit, Michigan 48226
                                        Telecopy number: (313) 225-1586
                                        Telephone number: (313) 225-2985

TOTAL COMMITMENTS:
$225,000,000



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                                       58

                                                                  EXHIBIT 10.66A

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the fourteenth day of October, 1994, among MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION and MBIA, INC. (collectively, the "Borrowers"), the BANKS listed on the signature pages hereof (together with their respective successors and assigns, the "Banks") and WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent").

                            Background:
                            ----------

         The Borrowers, the Banks and the Agent have entered into a certain Credit Agreement, dated as of August 31, 1994 (the "Credit Agreement").

         The Borrowers, the Banks and the Agent wish to amend the Credit Agreement in certain respects, as hereinafter provided.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions. Capitalized terms used herein which are not
                    -----------
otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         SECTION 2. Amendments. The Credit Agreement is hereby amended as set
                    ----------
forth in this Section 2.

         2.1 Amendment to Section 1.01. Paragraph (3) of the definition of
             -------------------------
"Interest Period" as set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending 7 to 365 days thereafter, as a Borrower may indicate in the applicable Money Market Quote Request; provided that:
         --------

              (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

              (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

              2.2 Amendment to Section 2.03.
                  --------------------------

          (a) Subsection 2.03(b)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:

          (iii) the duration of the Interest Period applicable thereto, which shall be 7 to 365 days.

          (b) Subsection 2.03(c)(ii)(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (A) the proposed date of the Money Market Borrowing and the duration of the Interest Period therefor, which shall be 7 to 365 days;

          2.3 Amendment to Exhibit E. The footnote designated *** on Exhibit E
              ----------------------
to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               *** A period of 7 to 365 days.

          2.4 Amendment to Exhibit F. The footnote designated as number 4
              ----------------------
on Exhibit F to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               4 A period of 7 to 365 days.

        SECTION 3. No Other Amendment. Except for the amendments set forth
                   ------------------
above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument.

                 SECTION 4. Representations and Warranties. The Borrowers hereby
                            ------------------------------
represent and warrant in favor of the Agent and the Banks as follows:

          (a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof;

          (b) The Borrowers have the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them;

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrowers and this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable against them in accordance with its terms; and

          (d) The execution and delivery of this Amendment and the Borrowers' performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers, nor be in contravention of or in conflict with the respective Certificates of Incorporation or Bylaws of the Borrowers, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrowers are a party or by which the Borrowers' assets or properties are or may become bound.

         SECTION 5. Counterparts. This Amendment may be executed in multiple
                    ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         SECTION 6. Governing Law. This Amendment shall be deemed to be made
                    -------------
pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

         SECTION 7. Effective Date. This Amendment shall become effective as of
                    --------------
October 14, 1994.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              MUNICIPAL BOND INVESTORS
                              ASSURANCE CORPORATION

                              By: /s/ Christopher W. Tilley        (SEAL)
                                 ----------------------------------

                              Title: Treasurer


                              MBIA INC.


                              By: /s/ Christopher W. Tilley        (SEAL)
                                 ----------------------------------
                              Title: Treasurer

                              WACHOVIA BANK OF GEORGIA, N.A., as
                              Agent and as a Bank

                              By: /s/                              (SEAL)
                                 ----------------------------------
                              Title:





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                                       4

                              BANCO SANTANDER
                              By: /s/               /s/            (SEAL)
                                 ----------------------------------
                              Title:





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                                       5

                              THE SUMITOMO BANK, LTD.
                              NEW YORK BRANCH


                              By: /s/                              (SEAL)
                                 ----------------------------------
                              Title: Joint General Manager







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                                       6

             THE CHASE MANHATTAN BANK, N.A.






              By: /s/ J. David Parker, Jr.               (SEAL)
	 	 ---------------------------------------

              Title: Vice President





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                                       7

                              COMMERZBANK AKTIENGESELLSCHAFT
                              By: /s/ Werner Niemeyer /s/ Michael Hintz (SEAL)
                                 --------------------------------------
                              Title: Werner Niemeyer    Michael Hintz
                                     Vice President     Vice President





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                                       8

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED
                              NEW YORK BRANCH


                              By: /s/ Toshiyuki Ban                (SEAL)
                                 ----------------------------------
                              Title: Senior Vice President


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                                        9

                              NBD BANK, N.A.


                              By: /s/ Anna R. Hoffman               (SEAL)
                                 ----------------------------------
                              Title: Vice President




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                                      10